UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2008

                           IRON MOUNTAIN INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

              1-13045                              23-2588479
      (Commission File Number)         (IRS Employer Identification No.)


                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
          (Address of principal executive offices, including zip code)

                                 (617) 535-4766
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On May 5, 2008, Mr. Harry Ebbighausen replaced Mr. John J. Connors in his position as President, Americas of Iron Mountain Incorporated (the "Company").

      Mr. Ebbighausen, since joining the Company in 1996, has been a pivotal leader within the organization, holding several senior positions instrumental to the Company's evolution, including President of Iron Mountain Off-Site Data Protection, President of North American Service Delivery, President of North American Operations and most recently, President of Global Standards. In his new role, Ebbighausen will report directly to Bob Brennan, President and Chief Operating Officer, and will be responsible for all of the Company's physical records management, data protection and recovery, and information destruction businesses in North and South America while continuing to drive the global standards effort for the enterprise.

      Mr. Connors is leaving the Company to pursue other opportunities, but will remain with the Company in a transitional capacity through May 30, 2008.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  IRON MOUNTAIN INCORPORATED
                                                  (Registrant)

                                                  By:    /s/ Ernest W. Cloutier
                                                         -----------------------
                                                  Name:  Ernest W. Cloutier
                                                  Title: SVP and General Counsel
Date: May 9, 2008